UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 7, 2025

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 7, 2025, Ashford Seattle Waterfront LP and Ashford TRS Seattle Waterfront LLC (together, “Seller”), indirect subsidiaries of Braemar Hotels & Resorts Inc. (the “Company”), completed the sale of the Marriott Seattle Waterfront hotel (the “Hotel”) pursuant to an Agreement of Purchase and Sale, dated as of July 3, 2025, by and among Seller and Seafront Fjord Owner, LLC, as purchaser, for $145 million in cash, subject to customary pro-rations and adjustments.

In conjunction with the sale, the Company paid down approximately $88.4 million of debt and retained approximately $50.8 million of net proceeds after payment of transfer taxes and transaction costs.

ITEM 7.01    REGULATION FD DISCLOSURE.

On August 11, 2025, the Company issued a press release announcing the closing of the sale of the Hotel. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information. To the extent pro forma financial information is required to be filed by this item, such financial information will be filed by amendment to this Current Report on Form 8-K within four business days following the closing date of the sale transaction.

(d)    Exhibits

Exhibit Number         Description

99.1    Press Release of the Company, dated August 11, 2025
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: August 11, 2025	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary